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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934



          Date of Report (Date of Earliest Event Reported) May 8, 1996



                              INNKEEPERS USA TRUST
             (Exact name of registrant as specified in its charter)


             Maryland                   0-24568                  65-0503831
   (State or other jurisdiction    (Commission File No.)      I.R.S. Employer
        of incorporation)                                   (Identification No.)



                            306 Royal Poinciana Way
                           Palm Beach, Florida 33480
                    (Address of principal executive offices)


                                 (407) 835-1800
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Innkeepers USA Limited Partnership, a Virginia limited partnership (the "Partnership"), of which Innkeepers Financial Corporation, a wholly owned subsidiary of Innkeepers USA Trust (the "Registrant"), serves as sole general partner, consummated the acquisition of a 96-room Residence Inn hotel in Cherry Hill, New Jersey (the "Cherry Hill Hotel") and a 80-room Residence Inn hotel in Harrisburg, Pennsylvania (the "Harrisburg Hotel") on May 8, 1996 for a cash purchase price of $9,675,000 and $6,925,000, respectively. The Cherry Hill Hotel was purchased from Amerimar Cherry Hill Associates Limited Partnership, a New Jersey limited partnership, a party unrelated to the Registrant, in a negotiated transaction. The Harrisburg Hotel was purchased from BA-Harrisburg Associates, a Pennsylvania general partnership, a party unrelated to the
Registrant, in a negotiated transaction.   The purchase price of the Cherry
Hill and Harrisburg Hotels was paid with the proceeds of an existing line of credit from Nomura Asset Capital Corporation. The Cherry Hill and Harrisburg Hotels will be leased by the Partnership to JF Hotel, Inc., a corporation majority owned by Jeffrey H. Fisher, President and a trustee of the Registrant. JF Hotel, Inc. leases each of the hotel properties owned by the Partnership pursuant to percentage leases with the Partnership which provide for rent equal to the greater of (i) fixed base rent or (ii) percentage rent based on room revenues of the hotel. The percentage lease for the Cherry Hill and Harrisburg Hotels has a term of ten years. The base rent for the percentage lease on the Cherry Hill Hotel is $774,000. The percentage rent for the Cherry Hill Hotel is 30% of room revenue up to $1,700,000, plus 68% of room revenue in excess of $1,700,000. The base rent for the percentage lease on the Harrisburg Hotel is $554,000. The percentage rent for the Harrisburg Hotel is 30% of room revenue up to $1,380,000, plus 68% of room revenue in excess of $1,380,000. The Cherry Hill and Harrisburg Hotels will continue to be operated as a hotel properties.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(a)      Financial Statements of the Cherry Hill and Harrisburg Hotels

         Audited financial statements will be filed within 60 days as prescribed by Rule 3-05 of Regulation S-X.

(b)      Pro Forma Financial Information

         Unaudited pro forma condensed consolidated statements of operations and balance sheet will be filed within 60 days.

(c)      Exhibits

         10.1 Agreement of Purchase and Sale dated March 8, 1996 between Amerimar Cherry Hill Associates Limited Partnership and Innkeepers USA Limited Partnership (Cherry Hill Hotel).

         10.2 Agreement of Purchase and Sale dated March 8, 1996 between BA-Harrisburg Associates and Innkeepers USA Limited Partnership (Harrisburg Hotel).





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          INNKEEPERS USA TRUST



May 21, 1996                              /s/ David Bulger
- ------------                              -------------------
Date                                      David Bulger
                                          Chief Financial Officer






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                                 EXHIBIT INDEX

10.1     10.1    Agreement of Purchase and Sale dated March 8, 1996 between
         Amerimar Cherry Hill Associates Limited Partnership and Innkeepers USA Limited Partnership (Cherry Hill Hotel).

10.2     10.2    Agreement of Purchase and Sale dated March 8, 1996 between
         BA-Harrisburg Associates and Innkeepers USA Limited Partnership (Harrisburg Hotel).





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